UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report (Date of earliest event reported): August 9, 2017

Welbilt, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-37548	47-4625716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

            2227 Welbilt Boulevard, New Port Richey, Florida 34655
(Address of principal executive offices, including ZIP code)

(727) 375-7010
(Registrant’s telephone number, including area code)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Conditions.

On August 9, 2017, Welbilt, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2017. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibit
99.1     Welbilt, Inc. press release dated August 9, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELBILT, INC.

Date: August 9, 2017	By:	/s/ Haresh Shah
Haresh Shah
Senior Vice President & Chief Financial Officer

WELBILT, INC.
 EXHIBIT INDEX
 TO
 FORM 8-K CURRENT REPORT

 Dated as of August 9, 2017

Exhibit No.	Description	Furnished Herewith

99.1	Press Release dated August 9, 2017, regarding the earnings of Welbilt, Inc. for the quarter ended June 30, 2017.	X

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